2025



SALES & PURCHASE AGREEMENT OF EN590 10PPM

Dated 29 March 2025

BETWEEN

ATPC GREEN ENERGY SDN. BHD.
(Registration Number: 1546140-U)

AND

SWISSONE OIL&GAS AG
(Registration Number: CH-035.3.036.368-1)

MESSRS MOHD IRWAN MOHD MUBARAK
Advocates & Solicitors
Suite 15-2, Jalan Melati Utama 4, Taman Melati Utama, Gombak,
53100 Kuala Lumpur, Malaysia

SALES AND PURCHASE
AGREEMENT
OF EN590 10PPM DIESEL

Dated 29 March 2025

BETWEEN

ATPC GREEN ENERGY SDN. BHD.
(Registration Number: 1546140-U)

AND

SWISS ONE OIL&GAS AG
(Registration Number: CH-035.3.036.368-1)

SALES AND PURCHASE AGREEMENT

This Sales and Purchase Agreement of EN590 10PPM Diesel (this "Agreement") is entered into by and between the Seller and Buyer whose names, company information, and product information details are set forth immediately below as of the **28 March 2024** (the "Effective Date").

SELLER'S INFORMATION

Company	:	**ATPC GREEN ENERGY SDN. BHD.**
Registration Number	:	1546140-U
Address	:	Lot 1705-1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur, Malaysia
Represented by	:	Prof. Dato' Sri Dr. How Kok Choong J.P
Designation	:	Founder & Global Group Chief Executive Officer
Telephone Number	:	+(603) 2732 5716 / +(603) 2732 5717
Email address	:	care@atpc.com.my

BUYER'S INFORMATION

Company	:	**SWISS ONE OIL&GAS AG**
Registration Number	:	CH-035.3.036.368-1
Address	:	Schützenstrasse 18, 8808 Pfäffikon SZ
Represented by	:	Jeffrey J. Hattara
Designation	:	Chief Executive Officer
Telephone Number	:	+1 952 270-5870
Email address	:	Jeffrey.hattara@swissoneoilgas.com

PURCHASE INFORMATION

Product	:	**EN590 10PPM**
Price	:	USD500/MT (Fixed Price)
Origin	:	Non-Sanctioned Countries
Trial Order	:	200,000 Metric Ton X USD500/MT=USD100,000,000
Purchase Contract		500,000 Metric Ton every 7 days (4 Times) USD500/MT x 12 Months =USD12,000,000,000
Total Purchase	:	**USD12,100,000,000**
Port	:	Any Safe World Port

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

RECITALS

We, **ATPC GREEN ENERGY SDN. BHD.**, with full legal and corporate responsibility, under the penalty of perjury, hereby confirm that we are ready, willing, and able to execute a Sales and Purchase Agreement to supply EN590, PPM10 for immediate spot and contract sales. The Supply is guaranteed to meet the Specification and pass through the stringent requirement of SGS or its equivalent.

Whereas, **SWISS ONE OIL&GAS AG**, the buyer hereby agreed to purchase EN590, PPM10 for immediate spot and contract sales, and to follow the FOB Procedure as proposed by Seller.

THEREFORE, THE FOLLOWING CONDITIONS ARE AGREED BY BOTH PARTIES:

CLAUSE 1: SCOPE OF THE CONTRACT

1.1 Seller and Buyer, under full corporate authority and responsibility, respectively represent that one part is a lawful owner of the commodity in quantity and quality as hereunder specified, and the other has the full capability to purchase the said commodity.

CLAUSE 2: COMMODITY

2.1 EN590 10PPM diesel having the contractual minimum guaranteed specifications as per Annex "A" herewith attached as an integral part of the agreement.

CLAUSE 3: QUANTITY

3.1 Buyer agreed to purchase product EN590, 10 PPM at the price of USD500 per metric ton via Freight on Board (FOB) procedure.

3.2 The first delivery will be as per delivery spot schedule and ending on the conclusion of the contract.

3.3 The first **trial order is Two Hundred Thousand Metric Tons** (200,000MT) with a variation of plus/minus five percent (5%) as Seller's option. This specified quantity is equivalent to one off supply.

3.4 The total **contractual quantity is Five Hundred Thousand Metric Tons** (500,000 MT) with a variation of plus/minus five percent (5%) as Seller's option every Seven (7) days. This specified quantity is to be repeated up to **twelve (12)** consecutive calendar months plus **rolls and extensions**.

3.5 Seller and Buyer hereby agree to deliver and accept the above quantity in partial shipments. That the contract quantity of five hundred thousand metric tons (500,000

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

MT) for every seven (7) days shall be delivered monthly in accordance with the delivery schedule [Annex B].

CLAUSE 4: PRICE

The price of the goods is at fixed price of US Dollar currency **$500US Dollars** (including Seller and Buyer Intermediaries Commission).

CLAUSE 5: NON-NEGOTIABLE PROCEDURE
TANK-TO-VESSEL/TANK-TO-TANK/DIP & PAY

1. Buyer issues Proof of Funds (POF) in the form of MT199/MT799/Bank Comfort Letter (BCL), and Authorization to Verify (ATV) to seller.
2. Buyer issues ICPO with CPA/TSA for verification and international passport copy (data page) to seller.
3. Seller issues Commercial Invoice (CI) for the quantity of product, buyer signs and returns the CI to seller.
4. Seller returns the signed commercial invoice and seller proceed to issue Inspection Approval letter to inspect buyer vessel / tank before releasing the full PPOP document with fresh SGS report after complete inspection by the seller.
5. Seller issues the partial pop documents as below and sends to buyer.

   a. Fresh SGS (not older than 48 hours)
   b. Certificate of Origin
   c. Authorization to Verify (ATV)
   d. Unconditional DTA (UDTA)
   e. Commitment to Supply
   f. Tank storage receipt (TSR)
   g. Authorization to Sell and Collect (ATSC)
   h. Injection Report
   i. Unconditional Dip-Test Authorization Letter (UDTA)

6. Buyer conducts inspection by SGS on buyer's expense.
7. Seller issues the NCNDA/IMPFA to all intermediaries involved in the transaction and upon successful dip test of the product, seller commences injection to buyer's tank or vessel, buyer makes payment of the product via MT103 and seller transfers title.
8. Second and succeeding shipments continue.

CLAUSE 6: PAYMENT AND BANKING PROCEDURES

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

For **trial order, 100% payment by MT103** should be made within 12 hours on completion of injection. Whereas for **contractual order, 100% payment by an Irrevocable, Transferable, Stand by Letter of Credit (SBLC) MT760** within 12 hours on completion of injection.

CLAUSE 7: INSPECTION-QUANTITY AND QUALITY DETERMINATION

7.1 Seller and Buyer mutually agree that an internationally recognized Independent Surveyor Company SGS shall be appointed at designated discharge ports, to assess the quality and quantity of the cargo. The inspection cost is to be borne by Buyer at discharge port.

7.2 Quantity and Quality assessments conducted by the appointed Surveyor Company, shall be in accordance with methods and procedures usually used in the oil industry practice, and however, always, shall strictly comply with the revised ASTM/IP International standards and procedures enforced at the date of compliance.

7.3 For converting volumes, from observed to standard temperature, and volumes to weight, ASTM tables, latest revised edition, must be used.

7.4 Buyer has to do the Dip Test with their own team at their own cost on the oil tank or vessel.

CLAUSE 8: NON-PERFORMANCE

8.1 Should either party fail to comply with any of their obligations to the other party related to the contract, then the suffering party will have the option to declare non-performance against the defaulting party.

8.2 Failure by either party to take against the other, in case of the other party's non-compliance with obligation or conditions set forth with this contract, shall not of the same or other obligations or conditions.

CLAUSE 9: ARBITRATION

9.1 All disputes arising in connection with the present contract shall be settled in an amicable way firstly. Should the parties reach no agreement, and then the case shall be brought for final settlement under the rules of conciliation and arbitration of the International Chamber of Commerce in London, England, by one or more arbitrators appointed in accordance with the said rules.

9.2 Each party shall appoint one arbitrator who in turn will appoint a third arbitrator. Nothing in the agreement shall be construed to prevent any court having jurisdiction from issuing injunctions, attachment orders or orders for other similar relief in aid of any arbitration commenced by the arbitrator(s) may entered in any court having jurisdiction hereof.

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

9.3 Either party shall fail to comply in a timely way with the obligations of this part to be performed in pursuant to this contract even though a dispute may have been arisen and proceed into arbitration.

9.4 Finding as assessed by the designated third arbitrator, without any possibility of recourse, will final and binding on both parties.

CLAUSE 10: SPECIAL CONDITION

10.1 Buyer warrants that it has exerted and shall continue to exert its best efforts to avoid any action, which might be in any manner detrimental to Seller's interest in the negotiation, execution, and performance of this contract.

10.2 The parties hereby agree that all terms, which are not specifically confirmed and agreed upon in this contract, must be referred to the general rules of the ICC INCOTERMS Edition 2020 with latest amendments.

10.3 The delivery schedule must report the dates of shipments, names of vessels (if not available it will be sufficient to state "TBN"-To Be Nominated) and the quantity to be loaded.

10.4 Confidentiality/Non-Disclosure/Non-Circumvention

10.4.1 The undersigned parties do hereby accept and agree to the provisions of the international chamber of commerce for non-circumvention and non-disclosure with regards to all and anyone of the parties in this transaction.

10.4.2 To include but not limited to the Buyer, Seller, their agents, mandates, nominees, assignees, and all intermediates party to this agreement/contract.

10.4.3 This agreement shall be kept in the strictest confidence between them for at least five (5) years from the date hereof.

CLAUSE 11: GENERAL

11.1 This agreement contains the entire understanding between the parties with respect to the transactions contemplated hereby and can only be amended by a written agreement. Any prior agreement, written or verbal is deemed merged herein and shall be superseded by this agreement.

11.2 Except for cases specifically mention in the present contract, neither party may be held liable for indirect limited losses resulting from non-performance of the obligations hereunder.

11.3 Electronic Document Transmission (EDT) shall be deemed to be valid and enforceable in respect of the provisions of this contract. Either party shall be in a position request a hard copy of any previous electronic transmitted document.

11.4 Both parties agree that the signed and sealed EDT copies of the contract are fully binding and enforceable until the hard copy of contract will be exchanged by courier.

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

11.5 Any information contained herein shall be kept highly confidential and shall not be subsequently disclosed to third parties or reproduced in any way, except to third parties who are necessary to the implementation of the agreement.

11.6 Commission/fees: The Seller is responsible for this Commission and Fees payable that they have signed and agreed in writing as in Irrevocable Master Fee Protection Agreement (IMFPA) between the Seller's and Buyer's Agents (Mandate Company, Intermediaries, and Individual Persons). The Seller is committed to relieve the other parties from all such demand or claim of any other third party.

CLAUSE 12: SELLER AND BUYER LEGAL ADDRESS

12.1 SELLER'S DETAILS

COMPANY NAME:	ATPC GREEN ENERGY SDN. BHD.
ADDRESS	LOT 1705-1708, 17TH FLOOR, TOWER 2, FABER TOWERS, JALAN DESA BAHAGIA, TAMAN DESA, 58100 KUALA LUMPUR, MALAYSIA
PHONE	+(603) 2732 5716 / +(603) 2732 5717
EMAIL	care@atpc.com.my
REPRESENTED BY:	PROF. DATO' SRI DR. HOW KOK CHOONG J.P
TITLE:	FOUNDER & GLOBAL GROUP CEO

12.2 BUYER'S DETAILS

COMPANY NAME:	SWISS ONE OIL&GAS AG
ADDRESS	Schützenstrasse 18, 8808 Pfäffikon SZ
PHONE	+1 (952) 270-5870
EMAIL	Jeffrey.hattara@swissoneoilgas.com
REPRESENTED BY:	Jeffrey J. Hattara,
TITLE:	CEO

CLAUSE 13: BANKING DETAILS

13.1 BUYER'S BANK - SENDER OF PAYMENT MT103

BANK NAME	Stellar Bank
BANK ADDRESS	8441 Gulf Freeway, Suite 307, Houston, TX 77017
ACCOUNT NAME	Bayko, Prebeg, Faucett & Abbott, PLLC IOLTA
ACCOUNT NUMBER	ALTXUS44
BANK OFFICER	Jane Parker
TELEPHONE NUMBER	+1-409-861-7216
E-MAIL	jane.parker@stellar.bank
ROUTING NUMBER	113025723

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

13.2 SELLER'S BANK - BENEFICIARY OF PAYMENT MT103

BANK NAME	CITIBANK BERHAD
BANK ADDRESS	MENARA CITIBANK, 165, JALAN AMPANG, 50450 KUALA LUMPUR, MALAYSIA
ACCOUNT NAME	ATPC GREEN ENERGY SDN BHD
ACCOUNT NUMBER	111665028
Currency	USD
BANK OFFICER	CHRISTINE CHUA
TELEPHONE NUMBER	603-2383 4329
E-MAIL	soo.kiang.chua@citi.com
SWIFT CODE	CITIMYKL

CLAUSE 14: CONCLUSION

This sales and purchase agreement is compiled in TWO (2) ANNEXES, with each party retaining four (4) originals. Until the exchange of originals, the parties agree the signed stamped copies of the agreement will be in full force and effect. Parties hereby confirm and accepted that the contract sent by facsimile or by any similar program's EDT (Electronic Documents Transmissions) shall be legal and binding.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

THIS PAGE IS INTENTIONALLY LEFT BLANK

IN **WITNESS WHEREOF**, the parties hereto have executed this Agreement as of the Effective Date.

Seller's Signature
and Common Seal

ATPC GREEN ENERGY SDN. BHD.
Registration No.:

Witnessed by:

....
Name: Prof. Dr. Md Nasir bin Ibrahim
NRIC No: 600801-01-6045

....
Name: Prof. Dato' Sri Dr. How Kok Choong J.P
Passport Number: A 55340546
Designation: Founder & Global Group CEO

Buyer's Signature
and Common Seal

SWISS ONE OIL&GAS AG
Registration No.: CH-035.3.036.368-1

Witnessed by:

....
Name:
Passport No:

Asanka D. Magedaragamage

....
Name: Jeffrey J. Hattara
Passport Number: A36097829
Designation: Chief Executive Officer

ANNEX A

ULTRA LOW SULPHUR DIESEL
EN590 10PPM
PRODUCT SPECIFICATIONS

NO.	PROPERTIES		EURO Norm 5	TEST METHOD
1.	Sulfur content, mg/kg.	Max.	10	ASTM D 2622 (TCVN 6701) ASTM D 5453 (TCVN 7760) ASTM D 4294 (TCVN 3172)
2.	Cetane, - Cetane number - Cetane index	Min.	 51 50	ASTM D 2622 (TCVN 7630) ASTM D 2622 (TCVN 3180)
3.	Distillation, °C -90% Volume recovered -95% Volume recovered	Max.	 - 360	
4.	Flash point, °C min.		55	ASTM D 2622 (TCVN 2698) ASTM D 93 (TCVN 2693)
5.	Viscosity @40°C, mm2/s	Min.-Max.	2.0-4.5	ASTM D 445 (TCVN 3171)
6.	Water content, mg/kg.	Max.	200	ASTM D 6304 (TCVN 3182)
7.	Carbon residue (on 10% distillation residue), % wt.	Max.	0.3	ASTM D 189 (TCVN 6324) ASTM D 4530 (TCVN 7865)
8.	Pour/Freeze Point °C - Summer - Winter		 +12 +3	ASTM D 97 (TCVN 3753) ASTM D 5950 ASTM D 6749
9.	Ash content, %m/m,	Max.	0.01	ASTM D 482 (TCVN 2690)
10.	Total contamination (particulate) mg/L.	Max.	10	ASTM D 6217 (TCVN 2706)
11.	Cooper strip, corrosion, classification (3 hours at 50°C)	Max.	Class 1	ASTM D 130 (TCVN 2694)
12.	Density at 15°C kg/m³	Min.-Max.	810-845	ASTM D 1298 (TCVN 6594) ASTM D 4052 (TCVN 8314)
13.	Lubricity, corrected wear sear diameter, µm.	Max.	460	ASTM D 6079 (TCVN 7758) ASTM D 7688 (TCVN 12016)
14.	Polycyclic aromatic hydrocarbons (PAH) m/m,	Max.	11	ASTM D 5189 (TCVN 11587) ASTM D 7688 (TCVN 11589)
15.	Color ASTM	Max.	2	ASTM D 1500
16.	Appearance		Clear and visually free from solid matter and undissolved water	ASTM D 4176 (TCVN 7759)

Note:

1) *The Cetane Index can be applied as the Cetane Number, if a standard engine for determining the Cetane Number is not available and additives are not used to improve the Cetane Number. In the event of a dispute, the arbitration indicator is the Cetane Number.*
2) *Summer counts from May to October. Winter counts from November to May.*

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

ANNEX B

Proposed Shipping
EN590 10PPM
LIFTING SCHEDULE

This Lifting Schedule is to become an integral part of this contract before it is effective. Provided however, the parties may sign the contract and establish a lifting schedule by mutual written agreement.

12 MONTHS LIFTING SCHEDULE				
MONTH	PRICE (USD)	QUANTITY IN MT	TOTAL PRICE (USD)	FOB PORT
March 2025 (Trial)	$ 500	200,000	$ 100,000,000	Jurong/Rotterdam Port
Apr-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
May-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Jun-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Jul-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Aug-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Sep-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Oct-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Nov-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Dec-25	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Jan-26	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Feb-26	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
Mar-26	$ 500	2,000,000	$ 1,000,000,000	Jurong/Rotterdam Port
TOTAL	$ 500	24,200,000	$ 12,100,000,000	Jurong/Rotterdam Port

Total Quantity 24,200,000 MT for with trial quantity of 200,000 MT +/- 5% and contract of 2,000,000 barrels every 7 daysfor Twelve (12) Calendar months +/- 5% per Month

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

Buyer's Copy of
COMPANY CERTIFICATE OF INCORPORATION

Handelsregister des Kantons Schwyz

Firmennummer	Rechtsnatur	Eintragung	Löschung	Übertrag CH-035.3.038.388-1 von: auf:	1
CHE-113.035.386	Aktiengesellschaft	17.03.2010			

Alle Eintragungen

Ei	Lö	Firma	Ref	Sitz
0	2	~~Sonnenberg Group AG~~	0	bisher: Bern
2	5	~~Global Invest Properties Holding AG~~	1	~~Schübelbach~~
5		Swiss One Oil&Gas AG	3	Freienbach

Ei	Lö	Aktienkapital	Liberierung	Aktien-Stückelung	Ei	Lö	Domiziladresse
0	2	CHF 100'000.00	CHF 100'000.00	~~1'000 Namenaktien zu CHF 100.00~~	1	3	~~bei Adrian Bürgi~~
2	4			~~1'000 Inhaberaktien zu CHF 100.00~~			~~Glarnerstrasse 6~~
4				1'000 Namenaktien zu CHF 100.00			~~8854 Siebnen~~
					3		Schützenstrasse 18 8808 Pfäffikon SZ

Ei	Lö	Zweck	Ei	Lö	weitere Adressen
0	2	~~Die Gesellschaft bezweckt die Abwicklung von Geschäften im Bereich der Bau- und Chemieindustrie im Zentralasiatischen Raum. Sie kann Zweigniederlassungen in der Schweiz und im Ausland errichten, sich an anderen Unternehmungen des In- und Auslandes beteiligen, gleichartige oder verwandte Unternehmen erwerben oder sich mit solchen zusammenschliessen sowie alle Geschäfte eingehen und Verträge abschliessen, die geeignet sind, den Zweck der Gesellschaft zu fördern oder die direkt oder indirekt damit im Zusammenhang stehen. Sie kann Grundstücke im In- und Ausland erwerben, verwalten, belasten und veräussern.~~			
2	5	~~Erwerb, Halten und Verwalten von Beteiligungen an Gesellschaften und Gesellschaftsbereichen im In- und Ausland, insbesondere im Immobilienbereich; kann sich an anderen Unternehmen beteiligen, Grundeigentum erwerben, belasten, veräussern und verwalten; kann Finanzierungen vornehmen sowie Garantien und Bürgschaften eingehen.~~			
5		Zweck der Gesellschaft ist der Handel mit Rohstoffen und Energie, insbesondere Öl und Gas. Die Gesellschaft kann Zweigniederlassungen errichten, sich an andern Unternehmungen des In- und Auslandes beteiligen, gleichartige oder verwandte Unternehmungen erwerben oder sich mit solchen zusammenschliessen, Lizenzen verwerten, Grundstücke erwerben, verwalten und veräussern sowie alle Geschäfte eingehen und Verträge abschliessen, die geeignet sind, den Zweck der Gesellschaft zu fördern, oder die direkt oder indirekt damit im Zusammenhang stehen.			

Ei	Lö	Bemerkungen	Ref	Statutendatum
0		Vinkulierung: Die Übertragbarkeit der Namenaktien ist nach Massgabe der Statuten beschränkt.	0	20.06.2006
0	2	~~Mitteilungen an die Aktionäre: schriftlich (auch mit Telegramm, Telefax oder mittels anderer, moderner elektronischer Medien).~~	1	22.02.2010
1		Gemäss Erklärung des Verwaltungsrates vom 22.2.2010 untersteht die Gesellschaft keiner ordentlichen Revision und verzichtet auf eine eingeschränkte Revision.	2	22.07.2011
2	3	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB oder, sofern die Namen und Adressen sämtlicher Aktionäre bekannt sind, durch eingeschriebenen Brief.~~	3	28.02.2014
3	4	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB oder, sofern die Namen und Adressen sämtlicher Aktionäre bekannt sind, durch eingeschriebenen Brief, Fax oder E-Mail.~~	4	16.10.2020
4	5	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB, eingeschriebenen Brief, Fax oder E-Mail.~~	5	23.02.2021
5		Die Mitteilungen an die Aktionäre erfolgen durch eingeschriebenen Brief oder E-Mail an die im Aktienbuch eingetragenen Aktionäre oder durch Publikation im SHAB.		

Ei	Lö	Besondere Tatbestände	Ref	Publikationsorgan
			0	SHAB

Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id	Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id
0	(Sitzverlegung)			(Sitzverlegung)		3	1567	21.03.2014	59	26.03.2014	1418023

CHE-113.035.386	Swiss One Oil&Gas AG	Freienbach	2

Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id	Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id
2	4615	08.09.2011	177	13.09.2011	6332762	5	1272	26.02.2021	43	03.03.2021	1005114142

Ei	Ae	Lö	Personalangaben	Funktion	Zeichnungsart
0		1m	~~Bürgi, Adrian, von Bern und Lyss, in Bern~~	~~Mitglied~~	~~Einzelunterschrift~~
0		1	~~MÜLLER, BÜHRER & PARTNER AG, in Kirchberg ZH~~	~~Revisionsstelle~~	
	1	3m	~~Bürgi, Adrian, von Bern und Lyss, in Siebnen-Schübelbach~~	~~Mitglied~~	~~Einzelunterschrift~~
	3	4m	~~Bürgi, Adrian, von Bern und Lyss, in Hilterfingen~~	~~Mitglied~~	~~Einzelunterschrift~~
	4		Bürgi, Adrian, von Bern und Lyss, in Freienbach	Mitglied	Einzelunterschrift

Schwyz, 18.01.2023 21:51

Diese Internet Information aus dem kantonalen Handelsregister hat mangels Originalbeglaubigung keinerlei Rechtswirkung und erfolgt ohne Gewähr.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

SELLER'S COPY OF PASSPORT

With data page

[redacted]

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

SELLER'S COPY OF
Company Certificate of Incorporation

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA

COMPANIES ACT 2016
(ACT 777)

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

OIE ATPC HOLDINGS (M) SDN. BHD.
202401000289 (1546140-U)

which was, on the 3rd day of January 2024, incorporated under the Companies Act 2016, as a private company, on the 7th day of June 2024 changed its name to

ATPC GREEN ENERGY SDN. BHD.

and that the company is a private company, and is a company limited by shares.

Dated at **KUALA LUMPUR** this 11th day of June 2024.

DATUK NOR AZIMAH ABDUL AZIZ
REGISTRAR

MYDATA SSM

User id: Lapluck

Printing Date: 11/06/2024

This certificate is generated from MYDATA SSM Services as at 11/06/2024 08:54:59.
MENARA SSM@SENTRAL, NO.7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50623 KUALA LUMPUR.
TEL : 03-7721 4000 FAX : 03-7721 4001

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

Seller's Copy of
PASSPORT WITH DATA PAGE

[redacted]

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER